UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	November 25, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address and Telephone Number	IRS Employer Identification Number

1-01402	SOUTHERN CALIFORNIA GAS COMPANY (California Corporation) 555 West Fifth Street Los Angeles, California 90013 (213) 244-1200	95-1240705

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in Southern California Gas Company’s (“SoCalGas”) Current Report on Form 8-K dated September 24, 2013 and filed on September 26, 2013, J. Bret Lane was elected as Chief Operating Officer and as a director of SoCalGas, to be effective March 1, 2014.  The Board of Directors of SoCalGas (the “Board”) subsequently determined to change the effective date of Mr. Lane’s appointment as Chief Operating Officer to January 4, 2014.

On November 25, 2013, the Board elected Mr. Lane, 54, as Chief Operating Officer effective January 4, 2014.  Mr. Lane will succeed Dennis V. Arriola as Chief Operating Officer, who will resign as such but will retain his current title of President and, as previously reported, will succeed Anne S. Smith as Chief Executive Officer of SoCalGas effective March 1, 2014.

Information regarding Mr. Lane’s business experience and his compensation in connection with his election as Chief Operating Officer is incorporated by reference from Southern California Gas Company’s Current Report on Form 8-K dated September 24, 2013 and filed on September 26, 2013.  Mr. Lane’s compensation changes described in such Form 8-K will become effective on January 4, 2014.

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This report contains statements that are not historical fact and constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are necessarily based upon assumptions with respect to the future, involve risks and uncertainties, and are not guarantees of performance. References below to “we” and “our” are to SoCalGas unless otherwise indicated. These forward-looking statements represent our estimates and assumptions only as of the date hereof and we assume no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors.

In this report, when we use words such as “estimates,” “believes,” “expects,” “anticipates,” “plans,” “projects,” “forecasts,” “contemplates,” “intends,” “depends,” “will,” “may,” “could,” “would,” “should,” “potential,” “target,” “pursue,” “goals,” “outlook,” “maintain,” or similar expressions, or when we discuss our guidance, strategy, plans, goals, opportunities, projections, initiatives, objectives or intentions, we are making forward-looking statements. Factors, among others, that could cause our actual results and future actions to differ materially from those described in forward-looking statements include:

•	local, regional, national and international economic, competitive, political, legislative and regulatory conditions and developments;

•

actions and the timing of actions by the California Public Utilities Commission, California State Legislature, U.S. Department of Energy, Federal Energy Regulatory Commission, California Energy Commission, California Air Resources Board, and other regulatory, governmental and environmental bodies in the United States and other countries in which we operate;

•	capital markets conditions, including the availability of credit and the liquidity of our investments;

•	inflation, interest and exchange rates;

•	the impact of benchmark interest rates, generally Moody’s A-rated utility bond yields, on our cost of capital;

•

the timing and success of business development efforts and construction, maintenance and capital projects, including risks inherent in the ability to obtain, and the timing of granting of, permits, licenses, certificates and other authorizations;

•	energy markets, including the timing and extent of changes and volatility in commodity prices;

•

the availability of electric power, natural gas and liquefied natural gas, including disruptions caused by failures in the North American transmission grid, pipeline explosions, and equipment failures;

•	weather conditions, natural disasters, catastrophic accidents and conservation efforts;

•	risks posed by decisions and actions of third parties who control the operations of investments in which the company does not have a controlling interest;

•	wars, terrorist attacks and cybersecurity threats;

•	business, regulatory, environmental and legal decisions and requirements;

•

the impact on competitive customer rates of the growth in distributed and local power generation and the corresponding decrease in demand for power delivered through the electric transmission and distribution system;

•	the inability or determination not to enter into long-term supply and sales agreements or long-term firm capacity agreements;

•	the resolution of litigation; and

•	other uncertainties, all of which are difficult to predict and many of which are beyond our control.

We caution you not to rely unduly on any forward-looking statements. You should review and consider carefully the risks, uncertainties and other factors that affect our business as described in this report and in our most recent Annual Report on Form 10-K and other reports that we file with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA GAS COMPANY
(Registrant)

Date: November 26, 2013	By: /s/ Robert Schlax
Robert Schlax Vice President, Controller and Chief Financial Officer